Exhibit 10.3

COLLATERAL AGENT AND TERM LOAN LENDER
EXIT AGREEMENT

COLLATERAL AGENT AND TERM LOAN LENDER EXIT AGREEMENT (this "Agreement"), dated as of June 29, 2021, by and among ALJ Regional Holdings, Inc., a Delaware corporation (the "Parent"), Faneuil, Inc., a Delaware corporation ("Faneuil"), Phoenix Color Corp., a Delaware corporation ("PCC", and together with the Parent and Faneuil, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors", and together with the Borrowers, each a “Loan Party” and collectively, the “Loan Parties”), the Lenders under the Existing Financing Agreement (as defined below), Cerberus Business Finance, LLC, a Delaware limited liability company ("CBF"), as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and PNC Bank, National Association ("PNC"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

WHEREAS, the Loan Parties, the Lenders, and the Agents are party to that certain Financing Agreement, dated as of August 14, 2015 (as amended, restated, supplemented, or otherwise modified prior to, but excluding, the date hereof, the “Existing Financing Agreement”; all terms used herein that are defined in the Existing Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Existing Financing Agreement).

WHEREAS, the Loan Parties have informed the Agents that they desire to repay and refinance in full the outstanding Term Loan Obligations.

WHEREAS, simultaneously with such refinancing, the Loan Parties and PNC, as lender, administrative agent, and collateral agent, will enter into, inter alia, that certain Amended and Restated Financing Agreement, dated as of the date hereof (as amended, restated, supplemented, or otherwise modified from time to time, the “Amended and Restated Financing Agreement”), by and among the Borrowers, each other person from time to time party thereto as a “Borrower” thereunder, the Guarantors, each other person from time to time party thereto as a “Guarantor” thereunder, PNC and the other the lenders from time to time party thereto, and PNC, as collateral agent and administrative agent for the lenders.

WHEREAS, it is a condition to the effectiveness of the Amended and Restated Financing Agreement that the parties hereto enter into this Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.   Term Loan Payoff.

(a)   This Agreement shall confirm that, (i) upon receipt by the Persons listed on Exhibit A hereto of wire transfers of immediately available funds in the aggregate amount of $73,051,920.36 in accordance with the wire instructions listed on Exhibit A hereto, subject to adjustment as set forth in paragraph 1 of Exhibit A hereto (as so adjusted, the "Payoff Amount")

and (2) upon issuance by the Parent of certain subordinated convertible notes to (x) Elizabeth Glazer 2012 Trust (the “Montgomery Subordinated Note”) and (y) Jess M. Ravich (the “Ravich Subordinated Note” and, together with the Montgomery Subordinated Note, collectively, the “Subordinated Notes”) in the principal amounts listed on Exhibit B hereto, the Term Loan Obligations shall be deemed paid in full (the date on which the foregoing conditions shall first be satisfied herein called the "Payoff Date").  The Loan Parties acknowledge that the Payoff Amount, together with the Subordinated Notes, is their enforceable Term Loan Obligations owed to the Term Loan Lenders pursuant to the provisions of the Existing Financing Agreement and the Loan Documents. Upon the receipt by the persons listed on Exhibit A of the Payoff Amount and the issuance by the Company of the Subordinated Notes to Elizabeth Glazer 2012 Trust and Jess M. Ravich (collectively, the “Subordinated Noteholders”), (i) any and all Term Loan Commitments of the Term Loan Lenders under the Existing Financing Agreement or any Loan Document shall terminate, (ii) all of the Term Loan Obligations shall have been paid in full other than contingent indemnification obligations and (iii) the Term Loan Lenders shall no longer be a party to or have any further obligations, commitments or duties under the Existing Financing Agreement and the other Loan Documents.  If the Payoff Date does not occur on or before 5:00 pm (New York City time) on June 30, 2021, the provisions in Sections 1 and 2 of this Agreement shall automatically terminate, be deemed unenforceable and have no further force or effect.

(b)   Each Loan Party:

(i)releases and discharges the Term Loan Lenders and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, attorneys, agents and employees (the "Term Loan Lender Releasees"), from any and all duties, liabilities, obligations, claims, demands, accounts and actions that it at any time had or has against any Term Loan Lender Releasee that arises under, or in connection with, or that otherwise relates, directly or indirectly, to the Existing Financing Agreement, any other Loan Document, or to any acts or omissions of any such Term Loan Lender Releasee in connection with any of the foregoing;

(ii)  waives, as to each and every claim released hereunder, the benefit of each other similar provision of applicable federal or state law (including, without limitation, the laws of the State of New York), if any, pertaining to general releases after having been advised by their legal counsel with respect thereto; and

(iii)acknowledges and agrees that the foregoing release shall be effective as a bar to any and all actions, fees, damages, losses, claims, liabilities and demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected specified herein.

2.   Resignation of Resigning Agent and Appointment of Successor Agent.

(a)On the Effective Date (as defined below), CBF hereby resigns as Collateral Agent (“Resigning Agent”) under the Existing Financing Agreement and under the other Loan Documents and shall have no further obligations, commitments or duties under the Existing Financing Agreement and the other Loan Documents.

(b)In accordance with Section 10.07 of the Existing Financing Agreement, the Lenders party hereto constituting the Required Lenders, with consent of the Administrative Borrower, hereby, effective as of the Effective Date, appoint PNC as the successor Collateral Agent (“Successor Collateral Agent”) under, and the Successor Collateral Agent shall succeed to all of the rights, powers (including any powers of attorney), benefits, privileges and duties and interest of, and all Liens and security interests of, the Collateral Agent in, to and under, the Existing Financing Agreement and the other Loan Documents, including as each may be amended or restated on or after the date hereof.  All of such Liens and security interests shall in all respects be continuing and in effect and are hereby reaffirmed.

(c)Each Loan Party hereby consents and agrees to the Resigning Agent's resignation effective as of the Effective Date and the Successor Agent’s appointment effective on the Effective Date.  The Loan Parties and the Lenders waive the requirement in Section 10.07 of the Existing Financing Agreement that the Resigning Agent provide thirty (30) days prior written notice of its resignation.

(d)The Resigning Agent hereby irrevocably assigns and delegates to the Successor Collateral Agent, effective as of the Effective Date, all of the rights, powers (including powers of attorney), benefits, privileges and duties and interest of, and all Liens and security interests of, the Collateral Agent in, to and under the Existing Financing Agreement and the other Loan Documents.  The Successor Agent hereby accepts its appointment as Successor Collateral Agent under the Existing Financing Agreement and the other Loan Documents and hereby assumes from the Resigning Agent, effective as of the Effective Date, all of such above-mentioned specified rights, powers, benefits, privileges, duties, and interest.

(e)After the Effective Date, the Resigning Agent shall promptly execute and deliver, from time to time, upon the reasonable written request of the Successor Collateral Agent, and at the expense of the Borrowers, any and all such further instruments and documents and take such further reasonable action as the Successor Collateral Agent may reasonably deem necessary in obtaining the full benefits of the Existing Financing Agreement and the other Loan Documents, including as each may be amended or restated on or after the date hereof, and of the rights and powers herein and therein granted.

(f)It is understood and agreed that (i) the Resigning Agent, in its capacities as such, shall not bear any responsibility or be liable for (x) any actions taken or omitted to be taken by the Successor Collateral Agent (or its successors), or that otherwise occur, from and after the Effective Date and (y) any and all claims under or related to the Loan Documents that may arise or accrue from events occurring from and after the Effective Date and (ii) the provisions of Article X and Section 12.15 of the Existing Financing Agreement shall continue in effect for the benefit of Resigning Agent in respect of any actions taken or omitted to be taken by it as collateral agent under the Existing Financing Agreement and the other Loan Documents prior to the Effective Date.  The Loan Parties expressly agree and confirm that they shall indemnify the Resigning Agent and its related parties in accordance with the provisions of Section 10.05 and Section 12.15 of the Existing Financing Agreement.

(g)On the Effective Date, each Loan Party hereby waives, releases, remises and forever discharges Resigning Agent and each of the respective officers, directors, agents,

employees and attorneys of Resigning Agent and their respective Affiliates and Related Funds (each a "Released Agent Party" and collectively the "Released Agent Parties") from any and all claims of any kind or character, known or unknown, of every type, kind, nature, description or character, suspected or unsuspected, liquidated or unliquidated, matured or unmatured, fixed or contingent, which in any way arise out of, are connected with or relate to any actions taken or omitted to be taken by Resigning Agent as collateral agent under the Existing Financing Agreement and the other Loan Documents, which any Loan Party ever had, now has or might hereafter have against any Released Agent Party.  Each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein and agrees that no such common law or statutory rule or principle shall affect the validity or scope or any other aspect of this release.

3.   Conditions to Effectiveness.  This Agreement shall become effective (the “Effective Date”) only upon satisfaction in full (or waiver by the Agents), in any manner satisfactory to the Agents, of the following conditions precedent: (i) the Agents shall have received (a) this Agreement, duly executed by the Loan Parties, each Agent and each Lender, and (b) evidence of the receipt by the Persons listed on Exhibit A hereto of the Payoff Amount; and (ii) Administrative Agent shall have received (a) evidence that the Loan Parties have received gross cash proceeds of not less than $95,000,000 under the Term Loan Documents (as defined in the Amended and Restated Financing Agreement), (b) the executed effective Amended and Restated Financing Agreement (and all Loan Documents required to be executed in connection therewith on the Effective Date, in accordance with the terms thereof), and (c) the executed and effective Term Loan Documents and Subordinated Notes, each in form and substance reasonably satisfactory to the Administrative Agent.

4.   Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby confirms and agrees that to the extent that any Loan Document which purports to assign or pledge to the Collateral Agent for the benefit of the Secured Parties, or to grant to the Collateral Agent for the benefit of the Secured Parties a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Existing Financing Agreement and the other Loan Documents, including as each may be amended or restated on or after the date hereof, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Agreement does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Existing Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect, except as may be otherwise provided in the Amended and Restated Financing Agreement.  Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Agents, any Lender under, or waiver of any provision of, the Existing Financing Agreement or any other Loan Document, including as each may be amended or restated on or after the date hereof.

5.   Release.  Each Loan Party hereby acknowledges and agrees that:  (a) neither it nor any of its Affiliates has any claim or cause of action against any Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents)

and (b) each Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Loan Party and its Affiliates under the Existing Financing Agreement and the other Loan Documents.  Notwithstanding the foregoing, the Lenders wish (and each Loan Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Agents' and the Lenders' rights, interests, security and/or remedies under the Existing Financing Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, each Loan Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge each Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Effective Date arising out of, connected with or related in any way to this Agreement, the Existing Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of any Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Loan Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the Effective Date.

6.   Miscellaneous.

(a)   This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Agreement.

(b)   Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(c)   This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

(d)   Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)   The Borrowers will pay on demand all reasonable and documented out-of-pocket fees, costs and expenses of the Agents and the Lenders in connection with the preparation, execution and delivery of this Agreement or otherwise payable under the Amended and Restated Financing Agreement, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Agents and the Lenders.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS:

ALJ REGIONAL HOLDINGS, INC.
By:	/s/ Jess M. Ravich
Name: Jess M. Ravich
Title: Chief Executive Officer

                                  FANEUIL, INC.

By:	/s/Anna Van Buren
Name: Anna Van Buren
Title: President and Chief Executive Officer, Faneuil

       PHOENIX COLOR CORP.

By:	/s/ Marc Reisch
Name: Marc Reisch
Title: Chairman, Phoenix

GUARANTORS:
FANEUIL TOLL OPERATIONS LLC

By:	/s/Anna Van Buren
Name: Anna Van Buren
Title: President and Chief Executive Officer, Faneuil

PHOENIX (MD.) REALTY, LLC

By:	/s/ Marc Reisch
Name: Marc Reisch
Title: Chairman, Phoenix

REALTIME DIGITAL INNOVATIONS, INC.

By:	/s/Anna Van Buren
Name: Anna Van Buren
Title: President and Chief Executive Officer, Faneuil

CERBERUS BUSINESS FINANCE, LLC, as Resigning Agent

By:	/s/ Daniel E. Wolf
Name: Daniel E. Wolf
Title: Chief Executive Officer

TERM LOAN LENDERS:

CERBERUS ASRS FUNDING LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS AUS LEVERED II LP

By: CAL II GP, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS CAVALIERS LEVERED II LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS FSBA LEVERED LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS ICQ OFFSHORE LEVERED LP

By: Cerberus ICQ Offshore GP LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XVIII L.P.

By: Cerberus LFGP XVIII, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XX L.P.

By: Cerberus LFGP XX, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XXI L.P.

By: Cerberus LFGP XXI, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XXII L.P.

By: Cerberus LFGP XXII, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XXIV L.P.

By: Cerberus LFGP XXIV, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XXV LP

By: Cerberus LFGP XXV, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XXVI L.P.

By: Cerberus LFGP XXVI, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XXVII L.P.

By: Cerberus LFGP XXVII, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS LOAN FUNDING XXX L.P.

By: Cerberus LFGP XXX, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS N-1 FUNDING LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS ND LEVERED LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS OFFSHORE LEVERED III LP

By: COL III GP Inc.

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS OFFSHORE LEVERED LOAN OPPORTUNITIES MASTER FUND III, L.P.

By: Cerberus Offshore Levered Opportunities III GP, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

CERBERUS ONSHORE LEVERED III LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS REDWOOD LEVERED B LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS STEPSTONE LEVERED LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS SWC LEVERED II LLC

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Vice President

CERBERUS SWC LOAN OPPORTUNITIES MASTER FUND II, L.P.

By: Cerberus SWC Loan Opportunities II GP, LLC

Its: General Partner

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

SAFETY NATIONAL CASUALTY CORPORATION

By: CBF-D Manager, LLC

Its: Investment Manager

By: .          /s/Daniel Wolf                 .

Name:  Daniel Wolf

Title:   Senior Managing Director

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Successor Collateral Agent and Revolving Loan Lender

By:	/s/ Patrick Cornell
Name: Patrick Cornell
Title: Senior Vice President